EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Legg Mason, Inc. (the “Company”) on Form 10-K for the period ending March 31, 2004 as filed with the Securities and Exchange Commission (the “Report”), I Charles J. Daley, Jr., Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/    CHARLES J. DALEY, JR.

Charles J. Daley, Jr.

Principal Financial Officer

June 4, 2004